July 25, 2023 Q2 2023 – Supplemental Information 1 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitations) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as adverse events impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights 3

Topics of Current Interest Robust Capital Position(1) (2) • CET1 ratios of 11.2% at the holding company and 13.0% at the bank • Pro-forma holding company CET1 of 9.7% including AOCI • Book value and tangible book value per share grew to $33.94 and $32.90 • CET 1 ratio trough of 11.8% at the Bank in CCAR severely adverse scenario stress test Ample Liquidity • Same day available liquidity of $14.7 billion at June 30, up from $9.4 billion at March 31 • Available liquidity to uninsured, uncollateralized deposit ratio of 167% at June 30, up from 95% at March 31 • Outstanding FHLB advances reduced by $1.6 billion quarter-over-quarter Stable Core Deposit Base • Total deposits grew by $116 million for the quarter • 66% of our deposits are insured or collateralized • Non-interest bearing DDA 28% of total deposits at June 30 • Total deposit beta through the cycle of 45%; non-maturity interest bearing deposit beta 70% • Cost of total deposits 2.46% for Q2 2023 Asset Quality (2) • NPA ratio of 0.34% at June 30; 0.24% excluding guaranteed portion of non-accrual SBA loans • Annualized net charge-off rate of 0.09% • CCAR severely adverse scenario projected lifetime loan portfolio losses of 2.2% • CCAR severely adverse scenario projected lifetime CRE losses of 3.3% High Quality CRE Portfolio (3) • High quality CRE portfolio; wtd average DSCR 1.88; wtd average LTV 57.1%; 60% Florida • CRE office wtd average DSCR 1.61; wtd average LTV 66.2%; 59% Florida • Substantially all CRE loans are performing • CRE to total loans 23% compared to peer median 34% • CRE to total risk based capital 169% compared to peer median 223% 1. Tangible book value per share is a non-GAAP financial measure. See section entitled “Non-GAAP Financial Measures” on page 32. 2. See page 17 for summary of stress testing results 3. CRE peer information based on latest available Call Report data for banks with total assets between $10 billion and $100 billion 4

Highlights from Second Quarter Earnings

BankUnited

($ in millions, except per share data)	Q2'23	Q1'23	Q2'22	Change From Q1'23	Change From Q2'22	Key Highlights
Net Interest Income	$214	$228	$225	$(14)	$(11)	Impacted by mix shift in funding sources and higher liquidity
Provision for Credit Losses	$16	$20	$24	$(4)	$(8)	
Total Non-interest income	$25	$17	$13	$8	$12	Q1 2023 includes $13.3 million loss on preferred equity investments
Total Non-interest Expense	$145	$153	$127	$(8)	$18	
Net Income	$58	$53	$66	$5	$(8)	
EPS	$0.78	$0.70	$0.82	$0.08	$(0.04)	
Period-end Loans	$24,630	$24,893	$24,100	$(263)	$530	Strategic runoff in residential and equipment/franchise lending
Period-end Non-interest DDA	$7,305	$7,367	$9,645	$(62)	$(2,340)	YoY impacted by cyclicality in residential real estate sector
Period-end Deposits	$25,839	$25,723	$28,461	$116	$(2,622)	
CET1	11.2%	10.8%	11.3%	0.4%	(0.1)%	
Total Capital	13.0%	12.6%	13.0%	0.4%	—%	
Yield on Loans	5.35%	5.10%	3.59%	0.25%	1.76%	
Yield on Securities	5.19%	4.95%	2.12%	0.24%	3.07%	
Cost of Deposits	2.46%	2.05%	0.30%	0.41%	2.16%	
Net Interest Margin	2.47%	2.62%	2.63%	(0.15)%	(0.16)%	
Non-performing Assets to Total Assets[(1)]	0.34%	0.32%	0.41%	0.02%	(0.07)%	
Allowance for Credit Losses to Total Loans	0.68%	0.64%	0.54%	0.04%	0.14%	Less favorable economic forecast; weighting of downside scenario
Net Charge-offs to Average Loans[(2)]	0.09%	0.08%	0.23%	0.01%	(0.14)%	

1. Includes guaranteed portion of non-accrual SBA loans.
2. Annualized for the periods ended June 30, 2023 and March 31, 2023.

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Strong Capital Position Relative to Peers and Regulatory Requirements 6 6.5% 6.5% 13.0% 11.2%11.5% 9.7% 11.9% 11.0% 11.8% Required to be Considered Well Capitalized CET1 CET1 including AOCI CET1 Peer Median(1)(2) CCAR Stress Test Trough BankUnited, N.A BankUnited, Inc —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1. Peer information based on March 31 Call Report data for banks with total assets between $20 billion and $100 billion 2. Peer information for comparison to BankUnited, Inc. is based on March 31 data for publicly traded companies between $20 billion and $100 billion. At June 30, 2023

Deposits 7

Deposit Mix and Cost of Deposits Impacted by Current Rate Environment ($ in millions) $23,474 $24,395 $27,496 $29,438 $27,509 $25,723 $25,839 $6,820 $7,347 $4,807 $3,384 $4,268 $5,250 $5,520 $11,262 $10,622 $12,660 $13,369 $13,061 $10,601 $10,084 $1,771 $2,131 $3,020 $3,709 $2,142 $2,505 $2,930 $3,621 $4,295 $7,009 $8,976 $8,038 $7,367 $7,305 Non-interest Demand Interest Demand Money Market / Savings Time 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 03/31/23 06/30/23 Quarterly Cost of Deposits 1.52% 1.48% 0.43% 0.19% 1.42% 2.05% 2.46% Non-interest bearing as a % of Total Deposits 15.4% 17.6% 25.5% 30.5% 29.2% 28.6% 28.3% 8 • 60% of deposits commercial or municipal • Approximately 80% of commercial deposits considered relationship deposits • Diverse deposit book by industry sector; largest segment title solutions at $2.7 billion - no other sectors exceeding $1 billion ◦ Over 80% of deposits in this segment are in operating accounts • Decline in NIDDA and total deposits over 2022 reflects slowdown in residential real estate sector activity • Deposits in the ICS program increased from $286 million at 3/31 to $764 million at 6/30

Cost of Funds Trend 9 1.42% 0.36% 0.16% 1.92% 2.27% 2.60%1.75% 0.25% 0.25% 4.50% 5.00% 5.25% Spot APY - Total Deposits Target Federal Funds Rate Upper Bound 12/31/19 12/31/20 12/31/21 12/31/22 03/31/23 06/30/23 (1.00)% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At December 31, 2020 At December 31, 2021 At December 31, 2022 At March 31, 2023 At June 30, 2023 Total non-maturity deposits 1.11% 0.29% 0.14% 1.83% 2.00% 2.30% Total interest-bearing deposits 1.71% 0.48% 0.23% 2.66% 3.11% 3.53% Total deposits 1.42% 0.36% 0.16% 1.92% 2.27% 2.60% Spread Between Fed Funds Upper Bound and Spot APY of Total Deposits

Loans and the Allowance for Credit Losses 10

11 Prudently Underwritten and Well-Diversified Loan Portfolio At June 30, 2023 ($ in millions) Loan Portfolio Over Time $5,661 $6,348 $8,368 $8,901 $8,790 $8,606 $7,493 $6,896 $5,702 $5,700 $5,672 $5,696 $6,718 $6,448 $6,735 $8,305 $8,480 $8,407 $768 $1,259 $1,092 $525 $525 $523 $2,515 $2,915 $1,868 $1,455 $1,426 $1,398$23,155 $23,866 $23,765 $24,886 $24,893 $24,630 Other (1) Mortgage Warehouse Lending C&I CRE Residential 12/31/19 12/31/20 12/31/21 12/31/22 03/31/23 06/30/23 1. Includes Pinnacle municipal finance, franchise and equipment finance, and PPP.

High Quality CRE Portfolio At June 30, 2023 ($ in millions) Property Type Balance % of Total CRE FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Office $ 1,852 32% 59% 24% 17% 1.61 66.2 % Warehouse/Industrial 1,221 21% 61% 10% 29% 1.99 52.0 % Multifamily 842 15% 48% 52% — % 2.18 45.4 % Retail 893 16% 60% 25% 15% 1.81 59.9 % Hotel 399 7% 86% 1% 13% 2.27 51.1 % Construction and Land 393 7% 52% 46% 2 % N/A N/A Other 96 2% 77% 8% 15% 2.11 48.2% $ 5,696 100% 60% 25% 15% 1.88 57.1% 12 Insignificant amount of non-performing CRE loans (other than non-accrual SBA guaranteed loans of $14 million) Florida NY Tri State Property Type Wtd. Avg. DSCR Wtd. Avg. LTV Wtd. Avg. DSCR Wtd. Avg. LTV Office 1.70 66.5% 1.54 60.2 % Warehouse/Industrial 2.16 50.9% 1.72 39.3 % Multifamily 2.95 42.4% 1.49 48.0 % Retail 2.00 59.2% 1.22 65.1 % Hotel 2.37 48.0% 1.29 68.6 % Other 2.34 45.6% 1.16 70.6% 2.07 56.1% 1.56 53.6%

Manageable CRE Maturity Risk At June 30, 2023 ($ in millions) Property Type Maturing in the Next 12 Months % Maturing in the Next 12 Months Fixed Rate or Swapped Maturing in the Next 12 Months Fixed Rate to Borrower as a % of Total Portfolio Office $ 417 23% $ 228 12 % Warehouse/Industrial 95 8% 50 4 % Multifamily 109 13% 29 3 % Retail 159 18% 86 10 % Hotel 25 6% — — % Construction and Land 103 26% 3 1 % Other 26 27% 26 27% $ 934 16% $ 422 7% 13 Just 7% of total CRE portfolio fixed and maturing in the next 12 months Property Type 2023 2024 2025 2026 Thereafter Total Office $ 289 $ 230 $ 367 $ 336 $ 630 $ 1,852 Warehouse/Industrial 58 115 157 370 521 1,221 Multifamily 44 78 80 190 450 842 Retail 88 115 135 214 341 893 Hotel 25 18 45 202 109 399 Construction and Land 2 170 88 42 91 393 Other 13 13 7 28 35 96 $ 519 $ 739 $ 879 $ 1,382 $ 2,177 $ 5,696

CRE Peer Benchmarking 14 34% 34% 23% Peer Median (1) Peer Mean (1) BankUnited, N.A —% 5% 10% 15% 20% 25% 30% 35% 40% 223% 216% 169% —% 50% 100% 150% 200% 250% 1. CRE peer median information based on March 31 Call Report data for banks with total assets between $10 billion and $100 billion CRE / Total Loans CRE / Total Risk Based Capital

CRE Office Portfolio - Additional Information At June 30, 2023 15 • Rent rollover in next 12 months approximately 11% of the total office portfolio; 14% for FL and 6% in NY Tri State • Manhattan portfolio has approximately 94% occupancy and rent rollover in the next 12 months of 5% • Substantially all of the Florida portfolio is suburban • 16% of the total office portfolio is medical office 46% 21% 19% 9% 3% 2% Manhattan NY Tri-State Other Long Island Queens Brooklyn Bronx 29% 22%21% 11% 9% 8% Tampa Orlando Boca/Palm Beach Broward Miami-Dade Other NY Tri-State by Sub-Market Florida by Sub-Market

Granular, Diversified Commercial & Industrial Portfolio At June 30, 2023 ($ in millions) Industry Balance(1) % of Portfolio Finance and Insurance $ 1,753 20.9 % Manufacturing 781 9.3 % Educational Services 708 8.4 % Utilities 625 7.4 % Information 589 7.0 % Wholesale Trade 587 7.0 % Real Estate and Rental and Leasing 501 6.0 % Health Care and Social Assistance 495 5.9 % Construction 389 4.6 % Transportation and Warehousing 375 4.5 % Retail Trade 304 3.6 % Professional, Scientific, and Technical Services 267 3.2 % Other Services (except Public Administration) 231 2.7 % Public Administration 219 2.6 % Administrative and Support and Waste Management 196 2.3 % Arts, Entertainment, and Recreation 172 2.0 % Accommodation and Food Services 150 1.8 % Other 66 0.8% $ 8,408 100.0% 161. Includes $1.8 billion of owner-occupied real estate Geographic Distribution Florida 35% New York Tri-State 33% Other 32%

Stress Testing Results ($ in millions) 17 2.7% 3.3% 0.7% 2.2% Commercial CRE Residential Total —% 1.0% 2.0% 3.0% 4.0% 4.7% 0.5% 3.1% 2.6% 6.6% 4.8% 3.3% 2.3% 0.2% 1.5% 1.0% 5.3% 1.9% 1.7% CCAR Severely Adverse Scenario Moody’s S4 Office Industrial Multifamily Retail Hotel Other Total —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $237 $187 $49 $473 Lifetime expected losses in the CCAR severely adverse scenario $90 $6 $36 $23 $28 $4 $187 Lifetime expected losses in the CCAR severely adverse scenario 1. Excludes Pinnacle municipal finance and mortgage warehouse lending. 2. Construction loans are included in the chart by their applicable property type. • Bank remains well above well capitalized threshold under hypothetical severe stress • CET 1 ratio trough of 11.8% at the Bank level in CCAR severely adverse scenario CRE Portfolio Stress Test Results(2) Loan Portfolio Stress Test Results(1)

Drivers of Change in the ACL - Current Quarter ($ in millions) $158.8 $(3.9) $35.8 $(6.2) $14.6 $(26.6) $(5.7) $166.8 Risk Rating Migration and Specific Reserves Economic Forecast Net Charge- Offs Other Changes in Qualitative Overlay ACL 06/30/23 ACL 03/31/23 0.68%0.64%% of Total Loans 18 • Impact of heavier weighting of downside scenario • Current market adjustment • Changes to forward path of economic forecast • Decreased qualitative overlay for economic uncertainty now captured in quantitative modeling Other Change in Qualitative Reserve Related to Economy • Portfolio and assumption changes • New Loans, net of Runoff • Includes qualitative overlay related to CRE office portfolio

Allocation of the ACL
($ in millions)

BankUnited

	December 31, 2022		March 31, 2023		June 30, 2023	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Residential	$ 11.7	0.13 %	$ 11.8	0.13 %	$ 8.9	0.10 %
Commerical:						
Commercial real estate	24.8	0.43 %	26.0	0.46 %	29.7	0.52 %
Commercial and industrial	97.2	1.10 %	113.0	1.25 %	121.0	1.35 %
Pinnacle - municipal finance	0.2	0.02 %	0.2	0.02 %	0.2	0.02 %
Franchise finance	11.7	4.63 %	5.6	2.33 %	4.3	2.07 %
Equipment finance	2.3	0.82 %	2.2	0.83 %	2.7	1.16 %
Total commercial	136.2	0.85 %	147.0	0.91 %	157.9	0.99 %
Allowance for credit losses	**$ 147.9**	0.59 %	**$ 158.8**	0.64 %	**$ 166.8**	0.68 %

Office Portfolio ACL: 0.83% at June 30, 2023

Asset Quality Ratios	December 31, 2022	March 31, 2023	June 30, 2023
Non-performing loans to total loans[(1)]	0.42 %	0.46 %	0.48 %
Non-performing assets to total assets[(1)]	0.29 %	0.32 %	0.34 %
Allowance for credit losses to non-performing loans[(1)]	140.88 %	139.01 %	140.52 %
Net charge-offs to average loans[(2)]	0.22 %	0.08 %	0.09 %

1. Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $35.9 million, $36.9 million and $40.3 million or 0.15%, 0.15% and 0.16% of total loans and 0.10%, 0.10% and 0.11% of total assets at June 30, 2023, March 31, 2023 and December 31, 2022, respectively.
2. Annualized for the periods ended March 31, 2023 and June 30, 2023.

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Asset Quality Metrics 20 Non-Performing Loans to Total Loans Non-Performing Assets to Total Assets Net Charge-offs to Average Loans 0.88% 1.02% 0.87% 0.42% 0.46% 0.48% 0.68% 0.80% 0.68% 0.26% 0.31% 0.33% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 03/31/23 06/30/23 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.63% 0.71% 0.58% 0.29% 0.32% 0.34% 0.49% 0.56% 0.45% 0.18% 0.22% 0.24% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 03/31/23 06/30/23 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.05% 0.26% 0.29% 0.22% 0.09% 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 —% 0.20% 0.40% 0.60%

Non-Performing Loans by Portfolio Segment ($ in millions) 21 $205 $244 $206 $105 $114 $119 $19 $29 $29 $21 $23 $23 $24 $60 $30 $3 $65 $43 $58 $22 $42 $48 $21 $14 $45 $33 $13 $6 $4 $46 $51 $46 $40 $37 $36 $16 $16 $10 $9 $6 $5 Non-Guaranteed Portion of SBA Guaranteed Portion of SBA Franchise Equipment C&I CRE Residential and Other Consumer 12/31/19 12/31/20 12/31/21 12/31/22 03/31/23 06/30/23

Criticized and Classified Loans ($ in millions) 22 Commercial Real Estate(1) Commercial & Industrial(1) Special Mention Substandard Accruing Substandard Non-accruing and Doubtful 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Criticized and Classified CRE by Property Type at June 30, 2023 $109 $39 $72 $94 $2 $16 Multifamily Hotel Retail Office Construction & Land SBA 1. Excludes SBA

Asset Quality - Delinquencies ($ in millions) 23 Commercial(1) CRE 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 $— $20 $40 $60 $80 $100 Residential(2) 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 $— $20 $40 $60 $80 $100 30-59 Days PD 60-89 Days PD 90 Days+ PD 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 $— $20 $40 $60 $80 $100 1. Includes Pinnacle, franchise finance and equipment finance 2. Excludes government insured residential loans

Residential Portfolio Overview At June 30, 2023 24 Residential Loan Product Type FICO Distribution(1) Breakdown by LTV 1. Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination Prior 20% 2019 4% 2020 13%2021 43% 2022 16% 2023 4% >759 74% 720-759 16% <720 or NA 10% Breakdown by Vintage1) 60% or less 35% 61% - 70% 25% 71% - 80% 39% More than 80% 1% 30 Yr Fixed 31% 15 & 20 Year Fixed 13% 10/1 ARM 12% 5/1 & 7/1 ARM 26% Formerly Covered 1% Govt Insured 17%High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de-minimis charge-offs since inception as well as government insured loans

Investment Portfolio 25

High Quality, Short-Duration Securities Portfolio ($ in millions) December 31, 2022 March 31, 2023 June 30, 2023 Portfolio Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value US Government and Agency $ (146) $ 2,780 $ (128) $ 2,742 $ (132) $ 2,686 Private label RMBS and CMOs (334) 2,531 (300) 2,525 (318) 2,384 Private label CMBS (121) 2,524 (98) 2,435 (98) 2,282 Single family real estate-backed securities (32) 470 (20) 449 (23) 438 CLOs (30) 1,136 (20) 1,106 (19) 1,081 State and Municipal Obligations (5) 117 (3) 104 (5) 104 Other (6) 96 (5) 94 (4) 92 $ (674) $ 9,654 $ (574) $ 9,455 $ (599) $ 9,067 Portfolio Composition US Government and Agency 30% Private label RMBS and CMOs 26% Private label CMBS 25% Single family real estate- backed securities 5% CLOs 12% State and Municipal Obligations 1% Other 1% Rating Distribution GOV 30% AAA 60% AA 7% A 2% NR 1% • No expected credit losses on AFS securities • AFS portfolio duration of 1.94; approximately 68% of the portfolio floating rate • HTM securities totaling $10 million with unrealized loss of $0.1 million 26

High Quality, Short-Duration Securities Portfolio At June 30, 2023 Strong credit enhancement levels Private Label RMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 3.0 88.9 17.6 2.3 AA 19.5 33.7 23.9 5.3 A 24.9 26.6 25.7 5.4 Wtd. Avg. 4.1 85.3 18.0 2.5 Private Label CMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 30.0 97.3 43.9 7.0 AA 29.4 95.1 38.5 7.8 A 25.1 75.2 41.8 9.1 Wtd. Avg. 29.7 96.1 43.2 7.2 CLOs Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 37.6 66.9 46.6 11.4 AA 31.1 42.4 35.6 9.9 A 28.8 31.6 29.9 10.4 Wtd. Avg. 36.3 61.8 44.3 11.2 AAA 94% AA 4% A 2% AAA 85% AA 11% A 4% AAA 81% AA 15% A 4% 27

Liquidity 28

Ample Liquidity Coverage of Uninsured Deposits ($ in millions) 29 Insured Deposits Total Deposits at June 30, 2023 $ 25,839 Estimated Uninsured Deposits $ 11,841 Less: Collateralized deposits (2,830) Less: Affiliate deposits (239) Adjusted Uninsured Deposits $ 8,772 Estimated Insured and Collateralized Deposits $ 17,067 Insured and Collateralized Deposits to Total Deposits at June 30, 2023 66 % March 31, 2023 June 30, 2023 Available Liquidity(1) $ 9,415 $ 14,673 Available Liquidity to Uninsured, Uncollateralized Deposits Ratio 95% 167% 1. Cash + Capacity at FHLB + Capacity at FRB + Unencumbered securities

Available Liquidity ($ in millions) 30 Same Day Available Liquidty $9,415 $14,673 $887 $301 $2,919 $4,554 $4,568 $8,947 $1,041 $871 Cash FHLB Capacity Capacity at the Fed Unencumbered Securities 03/31/23 06/30/23

Non-GAAP Financial Measures 31

Non-GAAP Financial Measures 32 Tangible book value per common share is a non-GAAP financial measure. Management believes this measure is relevant to understanding the capital position and performance of the Company. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions as it is a metric commonly used in the banking industry. The following table reconciles the non-GAAP financial measurement of tangible book value per common share to the comparable GAAP financial measurement of book value per common share at June 30, 2023 (in thousands except share and per share data): June 30, 2023 Total stockholders’ equity (GAAP) $ 2,526,310 Less: goodwill 77,637 Tangible stockholders’ equity (non-GAAP) $ 2,448,673 Common shares issued and outstanding 74,429,948 Book value per common share (GAAP) $ 33.94 Tangible book value per common share (non-GAAP) $ 32.90